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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 17, 1998

                              Cytec Industries Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                  1-12372                      22-326866
(State or other jurisdiction       (Commission                 (IRS Employee
      of incorporation)            File Number)              Identification No.)

                           Five Garret Mountain Plaza
                             West Paterson, NJ 07424
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 973-357-3100

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          (Former name or former address, if changed since last report)


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5. Other Events

On September 17, 1998, Cytec Industries Inc. (the "Company") issued a press release announcing that it expects third and fourth quarter 1998 and full year 1999 diluted earnings per share to fall short of analysts' consensus estimates. A copy of such press release is filed herewith and incorporated by reference herein. A number of the statements made by the Company in the press release may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include, among others, statements concerning the Company's outlook for 1998, the accretiveness of acquisitions, pricing trends and forces within the industry, the completion dates of, and expenditures for, capital projects, expected sales, cost reduction strategies and their results, the effect of the Asian economic slowdown, long-term goals of the Company, possible further restructurings, and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.

All predictions as to future results contain a measure of uncertainty and accordingly, actual results could differ materially. Among the factors that could cause a difference are: changes in the general economy; changes in demand for the Company's products or the costs and availability of its raw materials; the actions of competitors; the success of our customers; technological change; changes in employee relations, including possible strikes; government regulations; litigation, including its inherent uncertainty; difficulties in plant operations and materials transportation; environmental matters; difficulties in completing remediation of year 2000 issues by the Company, its suppliers and customers; and other unforeseen circumstances. A number of these factors are discussed in the Company's filings with the Securities and Exchange Commission.

Item 7. Financial Statement and Exhibits

Exhibits filed as part of this report are listed on the Exhibit Index located on page 4 of this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cytec Industries Inc.
                                    (Registrant)


Date September 17, 1998             By:      /s/ J.P. Cronin
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                                             J. P. Cronin
                                             Executive Vice President and
                                             Chief Financial Officer


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                                  Exhibit Index

Exhibit Number             Description

99                         Press release dated September 17, 1998


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